UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
September 4, 2015

VirnetX Holding Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-33852	77-0390628
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

308 Dorla Court, Suite 206
Zephyr Cove, Nevada 89448
(Address of principal executive offices, including zip code)

(775) 548-1785
 (Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On September 4, 2015, VirnetX Holding Corporation (the “Company”) filed a base prospectus, dated September 2, 2015 and a prospectus supplement, dated September 4, 2015, with the Securities and Exchange Commission related to the previously announced at-the-market offering (the “Offering”) of up to an aggregate of $35,000,000 in shares of the Company’s common stock, par value $0.0001 per share (the “Shares”). The Offering will be made pursuant to a sales agreement (the “Agreement”), with Cowen and Company, LLC (“Cowen”) under the Company’s previously filed and effective Registration Statement on Form S-3 (File No. 333-206497). The Company is not obligated to make any sales of the Shares under the Agreement. Subject to the terms and conditions of the Agreement, Cowen will act as sales agent and use commercially reasonable efforts to sell on the Company's behalf all of the shares of common stock requested to be sold by the Company, consistent with its normal trading and sales practices, on mutually agreed upon terms between Cowen and the Company. The Company intends to use the proceeds of the Offering for Gabriel product development and marketing, and general corporate purposes, which may include working capital, capital expenditures, other corporate expenses and acquisitions of complementary products, technologies or businesses.

Under the Agreement, Cowen may sell the Shares by methods deemed to be an “at-the-market” offering, as defined in Rule 415 promulgated under the Securities Act of 1933, as amended (the “Securities Act”), including sales made directly on the NYSE MKT LLC, or on any other existing trading market for the Shares or to or through a market maker. In addition, under the Agreement, Cowen may sell the Shares by any other method permitted by law deemed to be an "at-the-market" offering, as defined in Rule 415 of the Securities Act, including negotiated transactions.

The Offering will terminate upon the earlier of (a) the sale of all of the Shares allowable under the Agreement or (b) the termination of the Agreement by Cowen or the Company.

The Company will pay Cowen a commission of 3.0% of the gross proceeds from the sale of shares under the Agreement in the offering and has agreed to provide Cowen with customary indemnification and contribution rights.

The above description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement, filed as an exhibit to the Registration Statement. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of the Shares in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

The Agreement is incorporated by reference as Exhibit 10.1 to this Current Report on Form 8-K. A copy of the opinion of Wilson Sonsini Goodrich & Rosati, Professional Corporation, relating to the validity of the issuance and sale of common stock in the offering is attached as Exhibit 5.1 hereto.

ITEM 9.01.	EXHIBITS.

(d)	Exhibits.
5.1	Opinion of Wilson Sonsini Goodrich & Rosati, Professional Corporation.
10.1	Sales Agreement, dated August 20, 2015 by and between VirnetX Holding Corporation and Cowen and Company, LLC.*
23.1	Consent of Wilson Sonsini Goodrich & Rosati, Professional Corporation (included in Exhibit 5.1).

*Incorporated herein by reference from Exhibit 1.2 the Company’s Registration Statement on Form S-3, dated August 20, 2015, File No. 333-206497.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VirnetX Holding Corporation

By:	/s/ Kendall Larsen
Kendall Larsen Chief Executive Officer

Dated: September 4, 2015

EXHIBIT INDEX

Exhibit No.	Description
5.1	Opinion of Wilson Sonsini Goodrich & Rosati, Professional Corporation.
10.1	Sales Agreement, dated August 20, 2015 by and between VirnetX Holding Corporation and Cowen and Company, LLC.*
23.1	Consent of Wilson Sonsini Goodrich & Rosati, Professional Corporation (included in Exhibit 5.1).

*Incorporated herein by reference from Exhibit 1.2 the Company’s Registration Statement on Form S-3, dated August 21, 2015, File No. 333-206497.